                                                          EXHIBIT 1.A(10)(a)(ii)

                                                                        FLEXIBLE
                                                                         PREMIUM
                                                                        VARIABLE
                                                                            LIFE
                                                                       INSURANCE
                                                                     APPLICATION


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Q1155-98                                    [LOGO OF SECURITY LIFE APPEARS HERE]

[LOGO OF SECURITY LIFE APPEARS HERE]   Security Life of Denver Insurance Company
                                       P. O. Box 173763
                                       Denver, CO  80217-3763
                                       1-800-933-5858


              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLICATION

                                  INSTRUCTIONS

--------------------------------------------------------------------------------
FOR ALL APPLICATIONS

 .  Use dark ink to complete the application.
 .  Print LEGIBLY to avoid issue errors.
 .  Attach a complete illustration and all schedules associated with this application to expedite policy issue process and ensure that the policy is issued accordingly.
 .  Incomplete applications may require an amendment to be signed upon delivery, or may be returned, which will delay the issue process.
 .  The issue state will be determined by the state in which the application was signed.
--------------------------------------------------------------------------------
SIGNATURES REQUIRED, Page 10:

 .  The signature of all proposed insureds (parent or guardian of the proposed insured if below age 15).
 . The signature(s) of the owner. If a corporation is the owner, one officer, other than the proposed insured, should sign and indicate name of corporation and title of signing officer.
 .  The signature of the agent/registered representative. (Page 10 and Registered
   Representative's Report.)

                             APPLICATION -- PART I
--------------------------------------------------------------------------------
SECTION A:

A-3: Exercise Right of Exchange Rider -- complete this box to identify policy to be exchanged and return the policy along with the application and medical information on the new proposed insured.
A-4: If the application is employer sponsored, and the policy will be corporate owned, this question should be answered "No".
--------------------------------------------------------------------------------
SECTION B:                                Proposed Insured Information

B-1: The legal name of the insured will appear on the policy as indicated in this space.
B-4   Insurance age is calculated as age nearest birthday.
--------------------------------------------------------------------------------
SECTION C AND SECTION D:  Owner and Beneficiary
                          Designations

 .  If you are designating more than one owner and/or beneficiary, use Special
   Instructions, Section O, and indicate the second owner's name and/or percentage of the beneficiary split. For example:

                    John Doe, Husband, 70%
                    Mary Doe, Mother, 30%
 .  If you are designating a trust as the owner and/or beneficiary, include the name of the Trustee, the name of the Trust and the date of the Trust. For example:
     John Doe, Trustee, of the Revocable Life Insurance Trust of
     James Doe, dated November 1, 1991.
 .  When you are designating more than one owner, include the social security number or tax identification number for each respective owner in Special Instructions, Section O.
 .  If you have children as owners or beneficiaries, please refer to the brochure entitled "Your Minor Child."
--------------------------------------------------------------------------------
SECTION F:                              Special Dating Requested

 .  This section provides an option for indicating a specific age and date on which the policy applied for will be issued. This date is the POLICY DATE only, and may differ from the INVESTMENT DATE.
--------------------------------------------------------------------------------
SECTION I:                              Premium Information

I-1:  Consult your Service Guide for List Bill and EFT guidelines.
I-2: Electronic Funds Transfer (EFT) is a premium payment method which the payor may elect. If selected, the premium will automatically be drafted from the payor's checking account.
I-3: If any Authorized Withdrawal/EFT is collected with this application, the required premium amount as outlined in the prospectus must also be collected along with the Binding Limited Life Insurance Coverage form in order to bind coverage.
--------------------------------------------------------------------------------
SECTION J:                              Fund Transfers

J:1: You must have at least $10,000 of Accumulation Value in the Fidelity Investments Money Market Division or the Neuberger & Berman Limited Maturity Bond Division to exercise this option. The minimum transfer amount each month is $100. The maximum transfer amount is equal to the Accumulation Value in the Division from which the transfer originates when the election is made, divided by 12.
--------------------------------------------------------------------------------
SECTION K:                              1035 Exchange Information

K-4: For purposes of 1035 Exchanges, this information is required to carry over the correct cost basis and loan amount.
--------------------------------------------------------------------------------
SECTION O:                              Special Instructions

 . Used for any additional information (for example, billing and mailing instructions) and continuing your answers for owner and beneficiary designations.
 . If you are requesting child rider(s) and need to request beneficiary(ies) other than shown in Section D, please indicate here. Include name(s) of beneficiary(ies) and relationship.
 .  May be used to continue answers to question K-12, if necessary.
 .  Payor, accepting rating on formal application only.

                            APPLICATION -- PART II
--------------------------------------------------------------------------------
Medical Information

   This part of the application must be completed for each person proposed for coverage unless the person is medically examined.
--------------------------------------------------------------------------------

[LOGO OF SECURITY LIFE APPEARS HERE]   Security Life of Denver Insurance Company
                                       P. O. Box 173763
                                       Denver, CO  80217-3763
                                       1-800-933-5858


 Application for Flexible Premium Variable Life Insurance to Security Life of
                           Denver Insurance Company

--------------------------------------------------------------------------------
                                    PART I
--------------------------------------------------------------------------------
Please Print All Information Using Dark Ink
================================================================================
SECTION A -- General Information (Complete for all cases)

A-1  [_] Check here if insurance is for PENSION or similar tax qualified
         ERISA plan.

A-2  If above statement checked, list plan type [_____________________________]
                                                (Example: Profit-Sharing;
                                                 Defined Contribution; etc.)
A-3  [_] Exercise Right of Exchange Rider

     Name of Insured under Policy to be Exchanged     Policy Number

     [__________________________________________]     [___________]

A-4  Employer Sponsored Plans check one:
     Employee  Owned?  [_] Yes  [_] No

================================================================================
SECTION B -- Proposed Insured (Complete for all cases. To apply for additional insureds complete Section G)

B-1  Name (Print full name, include suffix)
     (First, Middle, Last, Suffix)

     [_________________________________________________________________________]

B-2  Sex   B-3   Birthdate         B-4   Insurance Age          B-5  Birthplace
[_]  Male        Month  Day   Year       (Age Nearest Birthday)      (State)
[_]  Female      [__]   [__] [____]       [__]                       ___________

B-6  Social Security Number    B-7  Telephone Number         B-8  Height _______
     [___] - [__] - [____]          [___] - [___] - [____]   B-9  Weight _______

B-10 Address
     (Street, Apt. No.)

     [_________________________________________________________________________]

     (City)                                          (State)   (Zip Code)

     [____________________________________________]  [_____]   [______]-[____]

B-11 Occupation                        B-12  Describe duties

     [______________________________]        [_________________________________]

B-13 Employer Name                                             Month     Year

[__________________________________]   B-14 Employment date:   [__]      [__]

================================================================================
SECTION C -- Owner (Complete only if other than Proposed Insured)

C-1 Owner Name (Print full name, include suffix - if name to appear differently on policy, indicate in Section O)

     (First, Middle, Last, Suffix)

     [_________________________________________________________________________]

C-2  Relationship to Proposed Insured    C-3  Social Security Number or Tax I.D.
                                              No. (Include any hyphens)
     [______________________________]         [_][_][_][_][_][_][_][_][_][_][_]

C-4  Owner Address

     (Street, Apt. No.)

     [_________________________________________________________________________]

     (City)                                 (State)          (Zip Code)

     [___________________________________]  [_____] [_][_][_][_][_]-[_][_][_][_]
================================================================================
SECTION D -- Beneficiaries (Complete for all cases)

D-1  Primary Beneficiary(ies) (Print Full Names)

     [_________________________________________________________________________]

     Relationship to Proposed Insured

     [_________________________________________________________________________]

     Birthdate

     [_________________________________________________________________________]

     Contingent Beneficiary(ies) (Print Full Names)

     [_________________________________________________________________________]

     Relationship to Proposed Insured

     [_________________________________________________________________________]

     Birthdate

     [_________________________________________________________________________]

================================================================================
SECTION E -- Plan Information (Complete for all cases)

E-1  Flexible Premium Variable Life Insurance Policy

     a. Product Name

     [_________________________________________________________________________]

     b. Stated Death Benefit   [________________________]

     c. Scheduled Periodic Premium $ [____________________________]
        (If premium varies from year to year attach schedule)

     d. [_] Option 1 (Stated Death Benefit. If no option selected, Option 1 will apply.)

        [_] Option 2 (Stated Death Benefit plus Account Value.)

        [_] Option 3 (Stated Death Benefit plus Premiums Paid, less partial withdrawals.)

     e. [_] Guideline Premium Test

        [_] Cash Value Accumulation Test

     f. First Year Pour-In (if any) $ [___________________________]

     g. Riders

        [_] Adjustable Term Rider $ [_________________________]
            (Attach Schedule of Target Death Benefits)

        [_] Additional Insured $ [____________________________]
            (Complete section G)

        [_] Accidental Death $ [______________________________]

        [_] Child's Insurance Rider (# of Units) [____________]
            (Complete section H)

        [_] Right to Exchange

        [_] Waiver of Cost of Insurance

        [_] Guaranteed Insurability Rider [___________________]

        [_] Waiver of Specified Premium $ [___________________]

        [_] Other [_________________________________________________________]

================================================================================
SECTION F -- Special Dating Requested (If neither box checked below, policy will be issued at age nearest birthday as of
                                      issue date.)

F-1 [_] Date to Save Age      Specify Requested Age [___]

                       Mo      Day         Year
F-2  Specific Date   [_][_]   [_][_]    [_][_][_]_]

================================================================================
SECTION G -- Additional Insured Rider

G-1 Name of Proposed Additional Insured (If more than one additional insured, specify details in special instructions,
                                        Section O)

    (First, Middle, Last, Suffix)
    [__________________________________________________________________________]

G-2 Relationship to proposed insured [_________________________________________]

               Month     Day        Year
G-3 Birthdate  [_][_]   [_][_]  [_][_][_][_]

G-4 Social Security Number [_][_][_]-[_][_]-[_][_][_][_]

G-5 Height [____]                       G-6 Weight [____]

G-7 Insurance Age (Age nearest birthday) [_][_]

G-8 Show beneficiary for additional insured if different from beneficiary named in Section D.

    Name: [______________]  Relationship [______________] Birthdate: [_________]
================================================================================
SECTION H -- Child Rider

                                Birthdate Mo/Day/Yr      Height       Weight

H-1 Child [___________________  _______/__/________  ___________________________

H-2 Child [___________________  _______/__/________  ___________________________

H-3 Child [_____________________  _____/__/_____  ______________________________

H-4 Child [_____________________  _____/__/_____  ______________________________

================================================================================
SECTION I -- Premium Information

I-1  Premium Mode (If no option selected - Premium mode will be quarterly)

     [_] Annual

     [_] Quarterly

     [_] Semi-Annual

     [_] Monthly (only available for List Bill and Authorized Withdrawal/EFT)

I-2  Payment Method

     [_] Direct Bill (not available for monthly)

     [_] Single Premium

     [_] List Bill Existing List Bill Number __________________________

     [_] Authorized Withdrawal (Complete Authorized Withdrawal/EFT Form)

I-3  Premium collected with application

     NOTE: The agent is not authorized to collect any premium before delivering a policy unless the Binding Limited Life Insurance Coverage form has been completed and signed by the agent, applicant and proposed insured and a copy given to the applicant. There is no coverage before delivery of the policy except as provided by that form.

     Yes   No
     [_]   [_]  a.  Has agent collected any premium (including any Authorized
                    Withdrawal/EFT Form) with this application? If any Authorized Withdrawal/EFT is collected with this application, the required premium amount as outlined in the prospectus must be collected. If yes, total premium
                    (including any pour-in) collected $ [____________________]

     [_]   [_]  b.  If answer to (a) is "Yes," has agent complied with the
                    Binding Limited Life Insurance Coverage requirements?

     [_]   [_]  c.  Has the applicant signed and received a Binding Limited Life
                    Insurance Coverage form in connection with this application?
                    Attach signed copy of Binding Limited Life Insurance
                    Coverage form.

I-4  Guaranteed Minimum Death Benefit Option

     Guarantee Period (Select one, if option desired)

     [_] Later of ten years or age 65              [_] Lifetime

     Note: The Guarantee Period will terminate if your Account Value on any Monthly Processing date is not diversified according to the following rules. No more than 35% of your unborrowed Account Value may be invested in any one division, and your unborrowed Account Value must be invested in at least five divisions.

     You can satisfy these diversification requirements if you participate in the Automatic Rebalancing feature. You can also satisfy our requirements for diversification if you elect Dollar Cost Averaging and direct the resulting transfers into at least four other Divisions with no more than 35% of any transfer being allocated to any one division.

I-5 Initial Premium Allocation. Please allocate your Initial Premium to the Guaranteed Interest Division and/or among the Variable Account Divisions. Please use whole number percentages for each Division elected. You must allocate at least 1% of your Premium Allocation to each Division in which you elect to invest, provided that the minimum allocation to each Division is at least $100. The total must equal 100%.


____% GUARANTEED INTEREST DIVISION

 VARIABLE ACCOUNT DIVISIONS
 --------------------------

AIM

____%  V.I. Government Securities
____%  V.I. Capital Appreciation

Alger American

____%  Small Capitalization
____%  MidCap Growth
____%  Growth
____%  Leveraged AllCap

Fidelity Investments

____%  Asset Manager
____%  Growth Portfolio
____%  Overseas
____%  Money Market
____%  Index 500

INVESCO

____%  Industrial Income
____%  High Yield
____%  Utilities
____%  Total Return
____%  VIF Small Company Growth

Neuberger & Berman

____%  Limited Maturity Bond
____%  Growth Portfolio
____%  Partners Portfolio

Van Eck

____%  Worldwide Hard Assets
____%  Worldwide Emerging Markets
____%  Worldwide Bond
____%  Worldwide Real Estate

================================================================================
SECTION J -- Fund Transfers

J-1  Dollar Cost Averaging
     Please transfer $ [_____________] from (check one only) my

                         [_] [Fidelity Investments Money Market Division]
                         [_] [Neuberger & Berman Limited Maturity Bond Division]

   into the other Variable Account Division(s) selected below. (Note: Please use whole number percentages for each Division selected.) You must allocate a minimum of 1% to each Division in which you elect to invest, provided that the minimum allocation to each Division is at least $100. The total must equal 100%. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Account Value reaches this dollar amount, Dollar Cost Averaging would terminate.

AIM

____%  V.I. Government Securities
____%  V.I. Capital Appreciation

Alger American

____%  Small Capitalization
____%  MidCap Growth
____%  Growth
____%  Leveraged AllCap

Fidelity Investments

____%  Asset Manager
____%  Growth Portfolio
____%  Overseas
____%  Money Market
____%  Index 500

INVESCO

____%  Industrial Income
____%  High Yield
____%  Utilities
____%  Total Return
____%  VIF Small Company Growth

Neuberger & Berman

____%  Limited Maturity Bond
____%  Growth Portfolio
____%  Partners Portfolio

Van Eck

____%  Worldwide Hard Assets
____%  Worldwide Emerging Markets
____%  Worldwide Bond
____%  Worldwide Real Estate

J-2 Automatic Rebalancing

    [_] Automatic Rebalancing

    Note: If you elect this feature, each quarter we will transfer amounts among the Variable Account Divisions and the Guaranteed Interest Division so that the percentages of your unborrowed Account Value in each Division match your most recent premium allocation. To qualify for this feature you must allocate your premium to at least five Divisions with no more than 35% of the premium allocated to any one Division.

J-3 Telephone Transfer

    [_] Telephone Transfer (Check if you wish to select this option.)

    I/We hereby authorize and direct the Customer Service Center of Security Life of Denver Insurance Company to accept telephone instructions from either the Owner or ____________________ (insert name of your Registered Representative if you wish the representative to have telephone transfer authority) to reallocate my Accumulation Value among the Divisions available or request a policy loan or partial withdrawal. I/We agree to hold harmless and indemnify Security Life for any losses arising from such instructions. I/We further authorize Security Life and its Customer Service Center to record telephone conversations with me/us. (Initials of Owner _______)

================================================================================
SECTION K -- Personal Information

K-1 List life insurance policies on all persons proposed for coverage (1) now in force or (2) applied for within the last 12 months, or (3) pending now. If NONE, Check this box [_]

--------------------------------------------------------------------------------------------------------------------------------
         Name of                           Year                     A.D.        Business of           Indicate if inforce
    Proposed Insured        Company       Issued       Amount      Amount         Personal          Applied for, or Pending
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                       Yes   No

K-2  Has any proposed insured ever been declined for insurance
     (or reinstatement) or been offered insurance with
     restricted benefits or at other than standard rates?
     (If "Yes" give details in Section K-12)                           [_]  [_]

K-3  Is this insurance to replace, or will it cause any change in, any insurance or annuity on any person proposed for
     coverage? (If "Yes" submit a completed replacement form
     with this application.)                                           [_]  [_]

K-4  a. Is this insurance intended to be a tax free exchange
        - 1035 Exchange?                                               [_]  [_]

     b. If "Yes" will any policy loan be carried over?                 [_]  [_]

================================================================================
SECTION K -- Personal Information (Continued)
                                                                      Yes   No
K-5  Has any person proposed for coverage:

     a. ever smoked cigarettes? (If "Yes," give name and
        details in section K-12)                                      [_]   [_]

     b. ever used tobacco in any form other than cigarettes?
        (If "Yes" give name and details in section K-12)              [_]   [_]

     c. ever stopped smoking cigarettes? (If "Yes" give name
        and date last smoked in section K-12)                         [_]   [_]

     d. ever stopped using tobacco in any form other than
        cigarettes. (If "Yes" give name, type and date last
        used in section K-12)                                         [_]   [_]

K-6 Within the last 3 years or within the next 12 months, has any person proposed for coverage:

     a. flown (or planned to fly) other than as a passenger
        on a regularly scheduled airline? (If "Yes" complete
        Aviation Supplement.)                                         [_]   [_]

     b. had a drivers license denied, revoked, or suspended;
        had three or more moving violations; been convicted
        of an alcohol or drug related driving offense; been
        involved in two or more auto accidents? (If "Yes" give
        details in section K-12)                                      [_]   [_]

     c. participated in (or intend to participate in) vehicle
        racing (on land or water), ballooning, bobsledding, hang
        gliding, ultralight aviation, horse racing,
        mountaineering, rodeo, scuba/skin diving, skydiving/
        parachuting, or bungee cord jumping? (If "Yes" complete
        Avocation Supplement)                                         [_]   [_]

K-7  List Driver's License No. here
             [_][_][_][_][_][_][_][_][_][_][_][_]    State [__]

K-8  Does any person proposed for coverage contemplate traveling or residing outside the U.S.A. or Canada within the next 12
     months? (If "Yes" give details in section K-12)                  [_]   [_]

K-9  Has any person proposed for coverage been convicted of a felony within the last 5 years? (If "Yes" give details in
     section K-12)                                                    [_]   [_]

K-10 Has any person proposed for coverage:

     a. ever had, or now have, any type of heart disease, cancer, leukemia, or malignant tumor? (If "Yes" give details in
        section K-12)                                                 [_]   [_]

     b. ever been diagnosed by a licensed member of the medical profession as having Acquired Immune Deficiency Syndrome
        (AIDS) or any immune deficiency or disorder? (Do Not
        Answer This Question If You Reside In Nevada.) (If "Yes"
        give details in section K-12)                                 [_]   [_]

K-11 Does any person proposed for coverage now participate in any
     regular physical exercise program?                               [_]   [_]

K-12 Details of "YES" Answers to Questions K-2 through K-11

     ---------------------------------------------------------------------------



     ---------------------------------------------------------------------------

================================================================================
SECTION L -- Medical Exam Certificate (Complete when submitting medical examination of another insurance company.)

L-1  The attached examination is on the life of: [_____________________________]

L-2 Name of insurance company for which examination was made and date of examination:
     ---------------------------------------------------------------------------
       Company                                           Date of Examination

     ---------------------------------------------------------------------------

                                                                     Yes    No
L-3  To the best of the proposed insured's knowledge and belief, are the statements in the examination true as of today?
     (If "No," explain in "REMARKS")                                 [_]    [_]

L-4  Has the proposed insured consulted a doctor or other
     practitioner or received medical or surgical advice since
     the date of the examination? (If "Yes," explain in "REMARKS")   [_]    [_]

     ---------------------------------------------------------------------------
     Remarks to No. L-3 and L-4



     ---------------------------------------------------------------------------

================================================================================
SECTION M -- Financial Information (Must be completed where the face amount exceeds [1] $200,000 for business insurance, [2] $300,000 for an insured 65 and under, or [3] $100,000 for an insured over 65.)

M-1 What is the purpose of the insurance applied for? [________________________]

   If the insurance applied for is personal, what is the proposed insured's:

   Annual Earned Income           $ [_______] Total Assets      $ [____________]

   Annual Interest & Other Income $ [_______] Total Liabilities $ [____________]

                                              Total Net Worth   $ [____________]
                                                                       Yes    No

M-2 If Business Insurance:                                Last Year  2 Years Ago

    a. Annual net profit (before taxes, past two years)  $ [_______] $ [_______]

    b. Business reason for insurance (check at least one box and furnish details)

    [_] Key Person    [_] Stock Redemption/Buy and Sell   [_] Other [__________]

    c. If Key Person insurance:                                     Yes   No

       (1) Are all partners or key people to be covered?            [_]   [_]
           (If "No," explain)

       ------------------------------------------------------------




       ------------------------------------------------------------

       (2) Does proposed insured have an ownership interest in the business? If "Yes," what is proposed insured's percent of ownership? [____________%]

       (3) What is proposed insured's annual income? $ [_________]

    d. If to fund stock redemption, is there a written agreement? [_] Yes [_] No

       (1) What is the book value of the business? $ [_______________]

       (2) What is the market value of the business? $ [_______________]

       (3) How was the value determined? [_____________________]

                                                                      Yes   No
M-3 Is this insurance to guarantee a loan?                            [_]  [_]

    a. If "Yes," is the lender requiring this insurance?              [_]  [_]

    b. Is the loan finalized?                                         [_]  [_]

    c. What is the term of the loan? (Months) [____]

    d. Name of lender: [_________________________________________]

    e. Amount of loan: [_________________________________________]

    f. Purpose of loan: [________________________________________]

    g. Are others being insured for the same purpose?                 [_]  [_]

       If Yes, who and for what amount?

       [_______________________________]   Amount $ [____________]

       [_______________________________]   Amount $ [____________]

================================================================================
SECTION M -- Financial Information (Continued) (Must be completed where the face amount exceeds [1] $200,000 for business insurance, [2] $300,000 for an insured 65 and under, or [3] $100,000 for an insured over 65.)

M-4 Additional remarks about purpose of the insurance and how the amount of insurance was determined.

--------------------------------------------------------------------------------
   Remarks to Section M









--------------------------------------------------------------------------------

================================================================================
SECTION N -- Suitability
   a. Have you, the Proposed Insured, and the Owner, if other than the Proposed Insured, received a current Prospectus dated ______________________ for the Variable Life Insurance policy applied for and current prospectus for
      each of the Variable Account Divisions?   [ ]  Yes   [ ]  No

   b. Do you understand that under the policy applied for the amount or duration of the death benefit may vary under specified conditions; policy values may increase or decrease in accordance with the investment experience of investment divisions in a Separate Account, and may increase in accordance with the interest credited in the Guaranteed Interest Division; and the amount payable at the Final Policy Date is not guaranteed but is dependent
      on the amount then in the Account Value?  [ ]  Yes   [ ]  No

   c. Do you understand that any personalized illustrations received are based on hypothetical interest assumptions which may not be indicative of actual future investment experience of our Separate Account or of actual interest
      credited in our Guaranteed Interest Division?    [ ]  Yes   [ ]  No

   d. With this in mind, is the policy in accord with your insurance objectives and your anticipated financial needs?
      [ ]  Yes   [ ]  No

================================================================================
SECTION O -- Special Instructions

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    PART II
--------------------------------------------------------------------------------
Please Print All Information Using Dark Ink

Part II must be completed for each person proposed for coverage unless the person is medically examined.
================================================================================
SECTION A -- Personal Physicians

A-1  For each person proposed for coverage, give the name and address of the personal physicians and the date and reason the physician was last seen.

   If NONE, check here  [ ]
      ----

  -------------------------------------------------------------------------------------------
   Proposed Insured's Name      Name and Adress of Physician   Date and Reason Last Seen
  -------------------------------------------------------------------------------------------
                             ----------------------------------------------------------------

                             ----------------------------------------------------------------

  -------------------------------------------------------------------------------------------

                             ----------------------------------------------------------------

                             ----------------------------------------------------------------

  -------------------------------------------------------------------------------------------

                             ----------------------------------------------------------------

                             ----------------------------------------------------------------

  -------------------------------------------------------------------------------------------

================================================================================
SECTION B -- Medical Information (Complete for each person proposed for coverage.) (For all of Section B, circle each specific condition and give details of all "Yes" answers in the Details Section following question B-11. Give name of disease, symptoms, etc.; the date of onset; the duration; number of attacks; and name and addresses of medical professional or hospital providing services.)

B-1 Has any person proposed for coverage ever been treated for, or been told by a member of the medical profession that the person has:

     a.  pain, pressure, or discomfort in the chest or arms; high blood             Yes      No
         pressure; heart murmur; irregular heartbeat; or any other disease or
         disorder of the heart?                                                     [ ]      [ ]

     b.  anemia; leukemia; or any other disorder of the blood, veins or
         arteries?                                                                  [ ]      [ ]

     c.  asthma; bronchitis; pneumonia; tuberculosis; emphysema; shortness of breath; chronic cough, or any other disorder of the lungs or
         respiratory system?                                                        [ ]      [ ]

    d.   mental or emotional disorder, nervous breakdown; epilepsy; convulsions;
         chronic fatigue; fainting spells; paralysis; stroke; or any other
         disorder of the brain or nervous system?                                   [ ]      [ ]

    e.   significant weight loss; ulcer; colitis; diverticulitis; hepatitis;
         cirrhosis; persistent diarrhea; or other disease of the liver, gall
         bladder, pancreas, stomach or intestines?                                  [ ]      [ ]

    f.   diabetes; thyroid; recurrent enlarged glands; or other glandular
         disease or disorder?                                                       [ ]      [ ]

    g.   arthritis; gout; or any bone, joint, muscle, or skin disorder?             [ ]      [ ]

    h.   polyp, tumor, or cancer?                                                   [ ]      [ ]

    i.   disorder of the urinary tract or kidneys; urethritis; cystitis; sugar,
         albumin, or blood in the urine?                                            [ ]      [ ]

    j.   prostate or testicular disease; venereal disease; herpes; or disease of
         the uterus, ovaries or breasts?                                            [ ]      [ ]

    k.   any disorder of the eyes; ears; nose; or throat?                           [ ]      [ ]

    l.   any other health impairment or medically or surgically treated
         condition within the last 5 years not mentioned above?                     [ ]      [ ]

                                                                                            Yes      No
B-2   Has any person proposed for coverage ever been treated for or been told by a licensed member of the medical profession that the person has Acquired
      Immune Deficiency Syndrome (AIDS) or any disorder or deficiency of the
      Immune System? (Do Not Answer This Question If You Reside In Nevada.)                [ ]      [ ]

B-3   Within the past 10 years, has any person proposed for coverage:

      a. tested positive in a test to detect antibodies to the AIDS virus (Human
         T-Cell Lymphotrophic virus type III; HTLV-III, Human Immunodeficiency
         Virus [HIV])? (Do Not Answer This Question If You Reside in Connecticut
         or Maine.)                                                                        [ ]      [ ]

      b. had a blood transfusion?                                                          [ ]      [ ]

B-4   Within the past 5 years, has any person proposed for coverage been a patient in or had treatment at a hospital, clinic, sanitarium or other
      medical facility?                                                                    [ ]      [ ]

B-5   Is any person proposed for coverage now under regular medical observation
      by, or taking treatment from, a member of the medical profession?                    [ ]      [ ]

B-6 Other than as stated in the answers above, has any person proposed for coverage, within the last 5 years:

      a. had a checkup or consultation with a member of the medical profession?            [ ]      [ ]

      b. had an electrocardiogram, x-ray, blood test or other test?                        [ ]      [ ]

      c. been advised by a member of the medical profession to have any
         diagnostic test, hospitalization, or surgery which was not completed?             [ ]      [ ]
                                                                ---
B-7   Does any person proposed for coverage have a deformity or an amputation?             [ ]      [ ]

B-8   Does any person proposed for coverage now take any medicine prescribed by
      a member of the medical profession?                                                  [ ]      [ ]

B-9   Except as legally prescribed by a physician, has any person proposed for coverage ever used narcotics, cocaine, marijuana, or any hallucinatory or
      mind altering substances in the past 10 years?                                       [ ]      [ ]

B-10  In the last 5 years, has any person proposed for coverage received treatment for or joined an organization because of the alcoholism or drug
      addiction of that person?                                                            [ ]      [ ]

B-11  Has any parent, brother, or sister of any person proposed for coverage ever had cancer; diabetes; high blood pressure; heart or kidney disease;
      nervous or mental disorder; tuberculosis; or hereditary disorder?                    [ ]      [ ]

Details of "Yes" answers to questions B-1 through B-11


------------------------------------------------------------------------------------------------------------------------
Ques.            Name of
 No.        Proposed Insured                                  Complete Details
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

SECTION C -- Family History

------------------------------------------------------------------------------------------------------------------------
                                                            Living                             Deceased
Family Member                   Age                    State of Health                    Age at Death/Cause
------------------------------------------------------------------------------------------------------------------------
Father
------------------------------------------------------------------------------------------------------------------------
Mother
------------------------------------------------------------------------------------------------------------------------
Brothers
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Sisters
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                   AGREEMENTS



All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:

1. The statements and answers in this application will be relied upon and form the basis of any insurance.

2. No information will be considered as having been given to Security Life unless it is written in this application. (This paragraph does not apply in the states of Maine, Missouri, Oregon, South Carolina, and South Dakota.)

3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.

4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy constitutes a ratification of such amendments.

   In those states, including Maryland, where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.

5. Insurance Under Policy Applied For - Except as may be provided in any Binding Limited Life Insurance Coverage, no policy of insurance will be in force until (1) the first policy premium is paid and (2) the policy is delivered while the facts and health condition of the proposed insured(s) are as represented in this application. When these conditions are satisfied, the policy as delivered will then take effect.

6. Binding Limited Life Insurance Coverage - Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.

7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.

8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.


                AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION



Security Life of Denver Insurance Company ("Security Life") may obtain information about me or my minor children from: any physicians; medical practitioner; hospital, clinic or other medical facility; employer; other insurance companies or institutions; consumer reporting agency; or Medical Information Bureau, Inc. (MIB, Inc.). The purpose is to evaluate my application for insurance or benefits. Security Life may obtain an investigative consumer report and any records or other information available as to diagnosis, treatment and prognosis of any physical or mental condition.

Security Life may obtain any drug, physical and mental health, and alcohol-related information which may be protected by federal or state laws and regulations. As it pertains to alcohol and drug information covered by federal regulation, this authorization may be revoked at any time by written notice to Security Life. But any action taken before my written revocation is received by Security Life will not be affected.

Security Life may make a brief report about me or my children to MIB, Inc. Security Life may disclose information to: its reinsurers; those who perform services for Security Life on my application for insurance or benefits: or those companies to which I have applied or may apply for life or health insurance or benefits. Disclosure may be made when required or permitted by law.

This is valid for two and one-half years from the date below. An original or copy may be used by Security Life or its authorized representatives to obtain information. I have read and received a copy of this authorization. I also have a copy of the Notice of Information Procedures. It includes the MIB, Inc. and Fair Credit Reporting Notices.


NOTICE: Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information is guilty of insurance fraud.


Signature of
Proposed Insured                                          Date
                 ----------------------------------------      ---------------
(If below age 15, signature of parent or guardian)


Signed at      City                                       State
              ----------------------------------------------------------------

Signature of Spouse/
                               -----------------------------------------------

Additional Insured(s)
(If proposed for coverage)
                               -----------------------------------------------

Owner Signature (If other
than proposed insured)
                               -----------------------------------------------

OR (If applicable) Corporate
Owner Signature
                               -----------------------------------------------
                               (If a firm or corporation is to be owner, the
                                signature and title of an officer other than
                                     the proposed insured is required.)


Except for any medical exam form, I certify that I have asked and recorded completely and accurately the answers to all questions on this application. I know of nothing else affecting the risk.

Signature of Agent/Registered Rep.                   Reg. Rep. Number
                                   -------------------------------------------


-------------------------------------   --------------------------------------
Name of Broker/Dealer/Branch              Address of Broker/Dealer/Branch



--------------------------------------------------------------------------------
         HOME OFFICE
         CORRECTIONS
         (FOR HOME OFFICE
         USE ONLY)


                                           (Not applicable in West Virginia)
--------------------------------------------------------------------------------

                       Registered Representative's Report
              (Must be completed and signed for every application)


                                                                                      Yes      No
1)  Do you have knowledge or reason to believe that replacement of existing
    insurance or annuity may be involved?                                             [ ]      [ ]
    If Yes, explain:______________________

2)  How long have you known the proposed insured? ______ Years
    Are you related?                                                                  [ ]      [ ]
    If so, how? __________________________

3)  Does the proposed insured speak English?                                          [ ]      [ ]

    Was the application interpreted for and understood by the proposed insured?       [ ]      [ ]

    Are all persons proposed for coverage U.S. citizens?                              [ ]      [ ]

    If not, how long in U.S.? ____Mos. ____Yrs.

4)  Did proposed insured approach you for this insurance?                             [ ]      [ ]

5) What is the amount of insurance in force on the spouse of the proposed insured? $______________

6)  If any proposed insured is a minor, what is the amount of insurance on:

    Father    $___________      Mother    $___________

    Brothers  $___________      Sisters   $___________

7)  Will the applicant accept this policy if it is a "Modified Endowment" at
    issue?                                                                            [ ]      [ ]

8)  If a medical exam is required, has it been ordered?                               [ ]      [ ]

9)  What is the source of the first premium payment:

    [ ]  Applicant check

    [ ]  Other (specify):__________________

================================================================================

10)  Writing Registered Representative (Print)
                                              ----------------------------------

  Writing Registered Representative (Sign)
                                              ----------------------------------


  Date                 Registered Representative Number: [_][_][_][_][_][_]
       --------------


                            Production Credit Split
                    Agent Number                 Percent


                    ------------                 -------

                    ------------                 -------

                    ------------                 -------

--------------------------------------------------------------------------------

11)  What was the PRIMARY purpose of the insurance?


    PERSONAL PLANNING

A   [ ] Estate/Death Tax
B   [ ] Family Protection
C   [ ] Mortgage Protection
D   [ ] College Funding
E   [ ] Gift/Charitable
F   [ ] Retirement Maximizer
G   [ ] IRP/PPP/PRO
H   [ ] Savings
I   [ ] Other__________________________

    BUSINESS PLANNING

J   [ ] Executive Bonus
K   [ ] Qualified Plan
L   [ ] Deferred Compensation
M   [ ] Buy-Sell
N   [ ] Key Executive
O   [ ] Employee Benefit
P   [ ] Other__________________________


================================================================================
12)  Who was the PRIMARY decision-maker involved?


PERSONAL PLANNING

A   [ ] Insured
B   [ ] Insured and Spouse
C   [ ] Parent
D   [ ] Grandparent
E   [ ] Child(ren)
F   [ ] Other___________________________

BUSINESS PLANNING

G   [ ] Businessowner
H   [ ] Attorney
I   [ ] Accountant
J   [ ] Board of Directors
K   [ ] Trustee
L   [ ] Other___________________________


================================================================================
13)  Did the Home Office or Regional Staff assist you? [_] Yes [_] No   (If yes,
check all that apply.)


A   [ ] Illustration
B   [ ] Case design
C   [ ] Sample Documents
D   [ ] Template design
E   [ ] Estate Analysis
F   [ ] Business Analysis
G   [ ] Family Asset Review
H   [ ] Competition Services
I   [ ] Legal Consultation
J   [ ] Other__________________________

                         (Detach and give to Applicant)


                                   AGREEMENTS



All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:

1. The statements and answers in this application will be relied upon and form the basis of any insurance.

2. No information will be considered as having been given to Security Life unless it is written in this application. (This paragraph does not apply in the states of Maine, Missouri, Oregon, South Carolina, and South Dakota.)

3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.

4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy constitutes a ratification of such amendments. In those states, including Maryland, where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.

5. Insurance Under Policy Applied For - Except as may be provided in any Binding Limited Life Insurance Coverage, no policy of insurance will be in force until (1) the first policy premium is paid and (2) the policy is delivered while the facts and health condition of the proposed insured(s) are as represented in this application. When these conditions are satisfied, the policy as delivered will then take effect.

6. Binding Limited Life Insurance Coverage - Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.

7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.

8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.


                        NOTICE OF INFORMATION PROCEDURES


OUR UNDERWRITING PROCESS

This process is an evaluation of information about you. It is to see if you qualify for the insurance requested. The information we review may vary with the insurance applied for. We look at information about you such as: your age; occupation; health; mode of living; avocation; and other personal information.

Answers on the application are the principal source of information. We may contact other people or institutions personally, by phone, or by letter. The purpose is to confirm or add to information you have provided. For example, we may obtain information from your doctor, clinic, hospital, or other insurers. In some cases, your Security Life agent may obtain information on our behalf. A medical examination or laboratory tests may be requested.

NOTICE

Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information is guilty of insurance fraud.

MIB, INC.

Medical Information Bureau, Inc. ("MIB, Inc.") may provide Security Life with a brief report about you. This is a nonprofit organization of life insurance companies which has an information exchange for its members. Information that is sent to MIB, Inc. by one member may be given to their member companies who have a business need for it.

Upon your written request, MIB, Inc. will arrange for disclosure of any information it may have in your file. If you question the accuracy of MIB's information, you may request a correction according to the procedures in the Federal Fair Credit Reporting Act. MIB's address is: P.O. Box 105, Essex Station, Boston, Massachusetts 02112, telephone 617/426-3660.

CONSUMER REPORTS

In some cases, a Security Life representative may prepare a consumer report or investigative consumer report about you or, Security Life may ask an independent agency to prepare a consumer report or an investigative consumer report about you. These reports may include information on your character; general reputation; personal characteristics such as health, finances, and job, and mode of living except as may be related directly or indirectly to your sexual orientation. Any information obtained by the agency may be kept in its file and later given to others who have a business need for it.

If an investigative consumer report is ordered by Security Life, the report will include information obtained through interviews with your neighbors, friends, or others you know. You may request a personal interview. The agency will make a reasonable attempt to talk to you. It will include that information in its report. The Federal Fair Credit Reporting Act gives you the right to make a written request within a reasonable period of time, to receive additional information from Security Life about the nature and scope of an investigation, if one is made. We will provide the name, address, and phone number of any agency we ask to prepare such a report. You may contact the agency directly to learn about the contents of the report.

DISCLOSURE OF INFORMATION

Information we obtain about you is confidential. As permitted by law, we may disclose information without further authorization to others such as: consumer reporting agencies hired to prepare investigative reports; insurance companies to which you have applied for coverage or benefits; those providing services for us; those conducting bona fide actuarial, marketing, or scientific studies or audits; and your attending doctor.

Upon written request, we will give you more information about these procedures.

YOUR RIGHT TO REVIEW INFORMATION

These are procedures by which you can make a written request to review personal information in our policy file. However, Security Life will not disclose information to you that was prepared for any anticipated claim or any civil or criminal proceeding. We also have procedures by which you may request correction, amendment, or deletion of any information in our files which you believe to be inaccurate or irrelevant. Upon written request, we will provide you with further information about these procedures.

We hope this notice helps explain our underwriting process. If you have any additional questions, discuss them with your agent or contact us directly.

                   Security Life of Denver Insurance Company
                                P. O. Box 173763
                             Denver, CO 80217-3763
                                 1-800-933-5858

[LOGO OF SECURITY LIFE APPEARS HERE]


P. O. Box 173763
Denver, CO  80217-3763